                                                                   EXHIBIT 10.14


                       [LETTERHEAD OF IBM APPEARS HERE]




August 27, 1993


International CompuTex, Inc.
2501 Windy Hill Road, Suite 220
Marietta, GA 30067

Attention:  Mr. Leonard Smith

Subject:    Agreement No. ATLBPW171

Dear Mr. Smith:

This letter, when signed by both parties, shall constitute an Agreement between International Business Machines Corporation (IBM) and International Computex, Inc. (you) under which you, as an independent contractor, will furnish certain services and/or Deliverable Items to IBM. IBM will issue to you a purchase order, and may issue to you additional purchase orders, referencing this Agreement. Such purchase order(s) will incorporate all or part of the Scope of Work set forth in this Agreement or will include a separate Scope of Work unique to the specific purchase order. Such purchase order(s) shall constitute the only authorization for you to take any action or expend any money for services and/or Deliverable Items. The terms and conditions of this Agreement and those contained in the purchase order(s) you accept shall apply to any such services and/or Deliverable Items. In case of a conflict, the terms and conditions of this Agreement shall prevail over those of the purchase order(s) issued hereunder.

1.   SCOPE OF WORK
     -------------

     1.1 You will furnish to IBM the services and/or Deliverable Items set forth in Attachment A, which is attached to and made a part of this Agreement. Your services may include collaboration with, and assistance to, IBM personnel and/or others retained by IBM or for whom IBM is performing services.

2.   TERM OF SERVICE
     ---------------

     2.1 The Term of this Agreement shall commence on the date that the last party signs it and shall expire on December 31, 1994.

3.   IBM COORDINATORS
     ----------------

     3.1 Ms. Pam Amato will be the IBM Technical Coordinator unless IBM specifies, in writing, a different IBM Technical Coordinator for a specific purchase order. Her telephone number is (404) 835-7958. She will be responsible for maintaining liaison with you and for determining for IBM the adequacy, acceptability and fitness of the services and/or Deliverable Items you furnish under each purchase order.

IBM-ICI Agreement ATLBPW171                                     August 27, 1993


     3.2 Mr. B. P. Walls will be the IBM Contract Coordinator. His telephone number is (404) 238-2175. You shall direct any matters pertaining to this Agreement, including any changes to Attachment A, Scope of Work, or the Scope of Work applicable to a specific purchase order, to the IBM Contract Coordinator by telephone or by mail to the following address:

                           IBM Corporation/H1OR1
                           P.O. Box 2150
                           Atlanta, GA 30301-2150

4.   COMPENSATION
     ------------

     4.1 IBM will pay you for the services and/or Deliverable Items you furnish to IBM in accordance with the provisions of each Purchase Order issued under this Agreement and accepted by you.

5.   INVOICE TO IBM
     --------------

     5.1 You must submit invoices to IBM for the services and/or Deliverable Items furnished. IBM shall make payment to you within 30 days after receipt of your invoices.

     5.2  All invoices shall be addressed to IBM Corporation and forwarded to:

               IBM Accounts Payable
               P.O. Box 8099
               Endicott, NY 13761-8099

          Each invoice will identify:

          .    Your charges
          .    A statement of the services and/or Deliverable Items
               furnished to IBM
          .    Agreement Number ATLBPW171
          .    Applicable Purchase Order Number

     5.3 A copy of all invoices are required to be mailed to the IBM Technical Coordinator at the following address:

               IBM Corporation
               P.O. Box 2150
               Atlanta, GA 30301-2150
               Attn: Ms. Pam Amato/WG12G

6.   CONFIDENTIAL INFORMATION
     ------------------------

     6.1 The term "Confidential Information" shall mean all information and/or material obtained by you from, or disclosed to you by, IBM 1) which relates to IBM's or its Subsidiaries' past, present or future research, development or business activities and 2) which has been identified to you at the time of disclosure as the confidential

IBM-ICI Agreement:  AILBPW171                                   August 27, 1993

          information of IBM. It shall also mean any Deliverable Items described in attachment A of this Agreement and any appendices or other documents attached hereto, and any other items you prepare for and submit to IBM in connection with services you furnish under this Agreement, including drafts and associated materials. The term "Confidential Information" shall not mean any information which 1) is previously known to you without obligation of confidence, 2) is publicly disclosed by IBM either prior or subsequent to your receipt of such information, or 3) is rightfully received by you from a third party without obligation of confidence.

     6.2 For a period of three (3) years from the date of disclosure or receipt, you agree to hold all such Confidential Information in trust and confidence for IBM and not to use such Confidential Information other than for the benefit of IBM. Except as may be authorized by IBM in writing, for such period of time, you agree not to disclose any such Confidential Information, by publication or otherwise, to any person other than those persons whose services you require for purposes of carrying out the terms of this Agreement, who have a need to know such Confidential Information and who agree in writing to be bound by, and comply with, the provisions of this Section.

     6.3 Upon termination or expiration of this Agreement, you shall return to IBM all written or descriptive matter, including, but not limited to, drawings, blueprints, descriptions or other papers, documents, tapes or any other media, which contain any such Confidential Information. In the event of loss of any item containing such Confidential Information, you shall promptly notify IBM in writing.

     6.4 You agree not to make any copies of any writings, documents or other media containing the Confidential Information provided to you by IBM without the prior written permission of IBM.

     6.5 You agree to secure all writings, documents and other media that embody such Confidential Information in locked files at all times when not in use to prevent its loss or unauthorized disclosure, and to segregate such Confidential Information at all times from the material of others. IBM agrees to pay all reasonable costs you incur in accomplishing the foregoing. All such costs must be agreed to by IBM, in writing, prior to any expenditure by you.

     6.6 For purpose of this Agreement, "Subsidiary" shall mean a corporation, company or other entity:

          1) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or

IBM-ICI Agreement ATLBPW171                                     August 27, 1993

     2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated assoclation, but more than fifty percent (50%) of whose ownership interest (representing the right to make the decisions for such corporation, company or other entity) is;

     now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

7.   RIGHTS IN DATA
     --------------

     7.1 All of the Deliverable Items described in Attachment A, Scope of Work, of this Agreement and any other items you prepare for and submit to IBM under this Agreement (collectively referred to herein as "Deliverable Items") shall belong exclusively to IBM and shall be deemed to be works made for hire. To the extent that any of the Deliverable Items may not, by operation of law, be works made for hire, you hereby assign to IBM the ownership of copyright in such Deliverable Items. IBM shall the right to obtain and hold in its own name copyrights, registrations and similar protection which may be available in such Deliverable Items. You agree to give IBM or its designees all assistance reasonably required to perfect such rights.

     7.2 To the extent that any of your preexisting materials are contained in the Deliverable Items, you grant to IBM an irrevocable, nonexclusive, worldwide, royalty-free license to: 1) use, execute, reproduce, display, perform, distribute (internally or externally) copies of, and prepare derivative works based upon, such preexisting materials and derivative works thereof; and 2) authorize others to do any, some or all of the foregoing.

     7.3 Should you and IBM mutually agree that there is a requirement to include in the Deliverable Items the materials of a third party, you agree to obtain all necessary rights and/or licenses from such third party at your expense and cost. The terms and conditions of such rights and licenses are subject to IBM's approval and must, at a minimum, enable IBM to: 1) use, execute, reproduce, display, perform, distribute (internally and externally) copies of, and prepare derivative works based upon, such materials of a third party and derivative works thereof; and 2) authorize others to do any, some or all of the foregoing.

     7.4 No license or right is granted to you, either expressly or by implication, estoppel or otherwise, to publish, reproduce, prepare derivative works based upon, distribute copies of, publicly display, or perform any of such Deliverable Items, except your preexisting materials, either during or after the term of this Agreement.

IBM-ICI Agreement ATLBPW171                                      August 27, 1993

8.   INVENTIONS
     ----------

     8.1 "Invention" shall mean any idea, design, concept, technique, invention, discovery or improvement, whether or not patentable, made, solely or jointly by you and/or your employees, or jointly by you and/or your employees with one or more of IBM's employees, during the term of this Agreement and in the performance of services hereunder, provided that either the conception or reduction to practice occurs during the term of this Agreement and in the performance of services hereunder.

9.   INVENTION RIGHTS
     ----------------

     9.1 You shall promptly make a complete written disclosure to IBM of each Invention, specifically pointing out the features or concepts which you believe to be new or different.

     9.2 You hereby assign to IBM, its successors and assigns, any said Invention together with the right to seek protection by obtaining patent rights therefore and to claim all rights of priority thereunder, and the same shall became and remain IBM's property whether or not such protection is sought.

     9.3 You shall, upon IBM's request and at IBM's expense, cause patent applications to be filed thereon, through solicitors IBM designates, and forthwith assign all such applications to IBM, its successors and assigns. You shall give IBM and its solicitors all reasonable assistance in connection with the preparation and prosecution of any such patent applications and shall cause to be executed all such assignments and other instruments and documents as IBM may consider necessary or appropriate to carry out the intent of this Section.

     9.4 To the extent that IBM has the right to do so, IBM hereby grants to you an irrevocable, nonexclusive, non-transferable and fully paid-up license throughout the world under any said Inventions assigned to IBM pursuant to this Section, and under any patents throughout the world issuing thereon, including reissues, extensions, divisions and continuations thereof; provided, however, that such license is not applicable to any Inventions, patent applications or patents related to appearance designs.

     9.5 Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel or otherwise, any License under any patents or patent applications arising out of any other inventions of either party.

10.  RECORDS
     -------

     10.1 You shall maintain complete and accurate accounting records, in a form in accordance with sound accounting practices, to substantiate your charges under applicable purchase orders. Such records shall include payroll records, job cards, attendance cards and job summaries. You shall retain such records for a period of one (1) year from the date of final payment hereunder.

IBM-ICI Agreement ATLBPW171                                      August 27, 1993

     10.2 IBM shall have access to such records for purposes of audit during normal business hours during the term of this Agreement and during the period in which you are required to maintain such records as provided herein.

11.  YOUR AGREEMENT WITH EMPLOYEES
     -----------------------------

     11.1 You will have an appropriate agreement with each of your employees, and all others whose services you may secure to perform hereunder, sufficient to enable you to comply with all of the terms of this Agreement.

12.  YOUR EMPLOYEES
     --------------

     12.1 You agree to take appropriate preventive steps, before the assignment of any of your employees to perform work under this Agreement, that you reasonably believe will ensure that your employees, and your subcontractors' employees at any level, will not engage in inappropriate conduct while on IBM premises. Inappropriate conduct shall include, but not be limited to: 1) being under the influence of, or affected by, alcohol, illegal drugs or controlled substances;
           2) the manufacture, use, distribution, sale or possession of alcohol, illegal drugs or any other controlled substance except for approved medical purposes; 3) the possession of a weapon of any sort; and/or
           4) harassment, threats or violent behavior. Violation of this provision may result in termination of this Agreement and any other remedy available to IBM at law or in equity.

     12.2 Personnel you supply will be deemed your employees and will not for any purpose be considered employees of agents or IBM. You assume full responsibility for the actions of such personnel while performing services pursuant to the purchase order(s) issued hereunder. You shall be solely responsible for their supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like.

     12.3 You agree to provide IBM any information about your personnel that IBM is required by law to obtain, including information, on "leased employees" and "management services organizations," as these terms are discussed in Section 414 (m), (n) and (o) of the U.S. Internal Revenue Code.

     12.4 You warrant that no individual who is a former officer or employee of the Department of Defense (DoD), who:

           1)  left DoD service on or after April 16, 1987; and

           2) served in a civilian position for which the rate of pay is equal to or greater than the minimum rate of pay for Grade GS-13; or served in the Armed Forces in a pay grade of U-4 or higher, shall be employed or compensated for services rendered under this Agreement within two years after they left service in DoD, without specific written approval of IBM. If you request such approval,

IBM-ICI Agreement ATLBPW171                                    August 27, 1993


              you agree to provide IBM with any information needed to comply with 10 USC 2397 b and c.

     12.5 IBM may, at its sole discretion, request that you remove any specified employee(s) of yours from IBM's premises, and that they not be reassigned to any IBM premises under this Agreement. No reason is required of IBM for such request. You hereby agree to take action immediately to remove such specified employee(s), and to see that reassignment does not occur.

     12.6 You shall inform IBM when you plan to assign a former IBM employee to perform work under this Agreement, whether or not on IBM premises. IBM reserves the right to approve or disapprove the assignment.

     12.7 Nothing contained in this Agreement shall be construed as granting to you or any employee of yours rights under any IBM employee benefit plan.

     12.8 You agree to distribute the following notice on sexual harassment to any of your employees who are assigned to work on IBM premises:

           "IBM is committed to providing a work environment free from sexual harassment. Sexual harassment is unwelcome sexual conduct which has the purpose of effect or unreasonably interfering with an individual's work performance or which creates an offensive or hostile work environment.

           "If you believe that you have been the victim of sexual harassment while working on IBM premises, you are encouraged to report such incidents directly to your employer and directly to IBM by calling IBM Corporate Security at 8/251-4885 or (914) 765-4885 between 8:30 a.m. and 4:30 p.m. Eastern time. If you are calling long distance from outside IBM, you may call this number collect.

           "All complaints to IBM of such conduct will be investigated promptly and dealt with appropriately."

     12.9 Your letter to IBM dated August 21, 1993, which describes the actions you will take to comply with Section 12.1 above, as requested in IBM's letter dated August 23, 1993, is incorporated herein by reference and made a part hereof.

     12.10 IBM shall have access to the documentation necessary to verify compliance with your commitment in Section 12.9 above.

13.  WARRANTIES
     ----------

     13.1 You represent and warrant the originality of the Deliverable Items described in Attachment A, Scope of Work, and any other

IBM-ICI Agreement ATLBPW171                                      August 27, 1993

          items you prepare for and submit to IBM under this Agreement, and that no portion of such items, or their use or distribution, violates or is protected by any copyright or similar right of any third party, except as provided in Section 7.3.

     13.2 You represent and warrant that you are under no obligation or restriction, nor will you assume any such obligation or restriction, which would in any way interfere or be inconsistent with, or present a conflict of interest concerning, the services and/or Deliverable Items to be furnished by you under this Agreement.

     13.3 In providing your services under this Agreement, you understand that IBM does not wish to receive from you any information which may be considered confidential and/or proprietary to you and/or to any third party. You represent and warrant that any information you disclose to IBM is not confidential and/or proprietary to you and/or to any third party.

14.  U.S. LAWS
     ---------

     14.1 You agree to comply, and do all the things necessary for IBM to comply, with all applicable Federal, state and local laws, regulations and ordinances, including, but not limited to, the Foreign Corrupt Practices Act; the Immigration Reform and Control Act of 1986, as amended; and the Regulations of the United States Department of Commerce relating to the export of technical data; insofar as they relate to the services to be performed under this Agreement. You agree to obtain all required government documents and approvals prior to export of any technical data disclosed to you or the direct product related thereto.

     14.2 You represent that you are not subject, either directly or indirectly (by affiliation or any other connection with another party), to any order issued by any agency of the United States Government revoking or denying, in whole or in part, your United States export privileges. You agree to notify IBM immediately in the event you become subject to any such order.

     14.3 You agree that, for the purpose of compliance with the requirements of the Occupational Safety and Health Act of 1970, services performed for IBM shall be deemed entirely within your responsibility. You will notify IBM promptly, in writing, if a charge of non-compliance with the Act has been filed against you in connection with services being performed hereunder on IBM owned or leased premises.

15.  GENERAL PROVISIONS
     ------------------

     15.1 Any terms of this Agreement which by their nature extend beyond its expiration or termination will remain in effect until

IBM-ICI Agreement ATLBPW171                                      August 27, 1993

           fulfilled and will apply to respective successors and assignees of the parties.

     15.2 You may not employ subcontractors in connection with services provided hereunder, nor assign this Agreement, without the prior written approval of IBM.

16.  TERMINATION AND CANCELLATION
     ----------------------------

     16.1 IBM may terminate this Agreement at any time upon 30 days prior written notice to you. Any outstanding purchase orders shall terminate upon termination of this Agreement.

     16.2 Purchase orders issued by IBM under this Agreement and accepted by you may be cancelled by IBM, without further liability thereunder, on 10 days written notice.

     16.3 In the event of cancellation, termination or expiration of any purchase order issued hereunder, all work in process thereunder in your possession shall be forwarded to IBM, and IBM shall make payment at the applicable rates for satisfactory services performed to the effective date of cancellation, termination or expiration of such purchase order. In no event shall such payment exceed the amount due for complete performance of such purchase order.

     16.4 Payments which may have been made to you in advance, which are in excess of such amounts due for satisfactory services actually performed, shall be returned by you to IBM within 30 days following the cancellation, termination or expiration date, to the address listed below:

                         IBM Corporation
                         4111 Northside Parkway
                         Atlanta, GA 30327
                         Attn: Mr. B. P. Walls/HIOR1

17.  LIMITATION OF LIABILITY
     -----------------------

     17.1 IBM SHALL NOT BE LIABLE FOR ANY LOST REVENUE, LOST PROFITS OR OTHER INCIDENTAL OR ECONOMIC CONSEQUENTIAL DAMAGES UNDER ANY PART OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHERMORE, IBM SHALL NOT BE LIABLE FOR ANY DELAYS, LOSSES OR ANY OTHER DAMAGES WHICH MAY RESULT FROM THE FURNISHING OF ANY EQUIPMENT, DOCUMENTATION, PROGRAMS, MATERIALS OR SERVICES UNDER THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

18.  ACCEPTANCE
     ----------

     18.1 Services and/or Deliverable Items you furnish under this Agreement shall be subject to final review and acceptance by IBM based upon this Agreement and its attachments, and final payment shall not be due before such acceptance. Any deficiencies found

IBM-ICI Agreement ATLBPW171                                      August 27, 1993

           during such review shall be corrected by you and subject to repeat review before acceptance of the work. Any claims which IBM may have pursuant to this Agreement shall survive inspection, acceptance and payment in full.

19.  INSURANCE
     ---------

     19.1 You shall maintain comprehensive general and vehicular liability insurance coverage for bodily injury (including death) and property damage caused by or arising out of the acts or omissions of your employees. Certificates of such insurance shall be made available to IBM, if requested, at the commencement of this Agreement and at the renewal date or dates of all such insurance policies for as long as this Agreement remains in effect. In no event shall any such insurance be cancelled without prior written notice to IBM.

20.  INDEMNIFICATION AND ATTORNEY FEES
     ---------------------------------

     20.1 You will, at your expense, defend IBM and its customers against any claims resulting from:

           a) a breach or alleged breach of your warranties under the Section entitled "Warranties" of this Agreement;

           b) any alleged or actual infringement by any Deliverable Items, or any preexisting works from which any Deliverable Items are prepared, of a patent, copyright, trademark or other intellectual property right, privacy or similar right of any third party, in any country in the world, except that you shall have no indemnity obligation for any claim alleging infringement of any trademark (including any trade name, product name or similar right) resulting from the use of any name or mark selected by IBM or IBM Subsidiaries; and

           c) your failure to comply with any governmental law, statute, ordinance, administrative order, rule or regulation.

           You will pay all costs, damages and attorney fees that a court or other competent authority finally awards as a result of such a claim. To qualify for such defence and payment, IBM must 1) give you prompt written notice of any such claim and 2) allow you to control, and fully cooperate with you in, the defense and all related settlement negotiations.

     20.2 You agree to indemnify and save IBM harmless from and against any and all claims (including costs of litigation and attorney fees) for personal injury or death to persons and damage to property (including IBM's property) arising out of or in connection with or resulting from operations under this Agreement to the extent that such injuries, deaths or damage are caused by you or any of your subcontractors or by anyone directly or indirectly employed by you or by them.

IBM-ICI Agreement ATLBPW171                            August 27, 1993


21.  IBM TRADEMARKS
     --------------

     21.1 Notwithstanding any other provision of this Agreement, you are not granted hereunder any rights to use any of IBM's trademarks or trade names, or to refer to this Agreement or the services and/or Deliverable Items furnished hereunder, directly or indirectly, in connection with any product, service, promotion or publication, without the prior written approval of IBM.

22.  NEW YORK LAW
     ------------

     22.1 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of the State of New York.

23.  SOLE AGREEMENT
     --------------

     23.1 This Agreement shall supersede all prior agreements and understandings between the parties regarding the subject matter hereof. Only a written agreement signed by authorized persons can modify this Agreement. Once signed, any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) will be considered an original.

If the provisions stated herein are understood and acceptable to you, please sign and date this Agreement in the spaces provided below, and return one copy to Mr. B.P. Walls/HIOR1, P.O. Box 2150, Atlanta, Georgia 30301-2150, within five
(5) days after receipt.

AGREED TO:

INTERNATIONAL COMPUTEX, INC.            INTERNATIONAL BUSINESS
                                        MACHINES CORPORATION

BY:/s/ Gerald E. Smith                  BY: /s/ B.P. Walls
   -------------------------               ---------------------------
                                             B.P. Walls

TITLE: PRESIDENT                        TITLE: SENIOR BUYER
      ----------------------                  ------------------------

DATE:  8/30/93                          DATE:  8/27/93
     -----------------------                 -------------------------

IMB-ICI Agreement ATLBPW171                                      August 27, 1993

                                 ATTACHMENT A

IBM REQUIREMENTS
----------------

A. Provide your assistance, on an as required basis, for various programming services.

B. Specific service requirements will be set forth in a Scope of Work when purchase orders are issued on a project fee basis or a time and material basis.

                       [LETTERHEAD OF IBM APPEARS HERE]


July 15, 1994

International CompuTex, Inc.
2501 Windy Hill Road, Suite 220
Marietta, GA 30067

Attn:     Mr. Emil Dahan

Subject:  Agreement No. ATLBPW171
          Amendment No. 1

Dear Mr. Dahan:

Refer to the above Agreement number and make the additions, deletions, and/or modifications hereinafter set forth:

1. The expiration date contained within Section 2, TERM OF SERVICE, is hereby changed from December 31, 1994 to December 31, 1995.

Except as hereby amended, all terms and conditions of this Agreement shall remain the same.

If this amendment is understood and acceptable to you, please sign and return one copy within five (5) working days after receipt to:

               Mr. Brett Walls
               IBM Corporation
               Purchasing Department/H10G1
               P.O. Box 2150
               Atlanta, GA 30301-2150

AGREED TO:

INTERNATIONAL COMPUTEX, INC.                 INTERNATIONAL BUSINESS
                                             MACHINES CORPORATION

BY: /s/ Emil Dahan                           BY: /s/ B.P. Walls
   ----------------                             -----------------
     Emil Dahan                                    B.P. Walls

TITLE:                                       TITLE: Senior Buyer

DATE: 07/15/94                               DATE: 07/15/94
     --------------                               ---------------

                       [LETTERHEAD OF IBM APPEARS HERE]


January 23, 1996

Mr. Emil Dahan
International CompuTex, Inc. (ICI)
2501 Windy Hill Road, Suite 220
Marietta, GA 30067


Subject:    Amendment #2 to the IBM/International CompuTex Agreement
            #ATLBPW171


Dear Mr. Dahan:

The purpose of this letter is to amend the subject Agreement by extending its term.

In order to accomplish this, Section 2, TERM OF SERVICE, shall be amended by deleting December 31, 1995 and and substituting December 31, 1996.

All other terms and conditions of the Agreement remain in full force and effect.

If you are in agreement with this Amendment, kindly have the enclosed three copies of this Amendment signed on behalf of ICI by an authorized person and return within ten days, two copies of this letter to Contracts Administration, Department 509/B002, IBM Corporation, Post Office Box 12195, Research Triangle Park, North Carolina 27709. Please retain one copy for your records.

Very truly yours,                       Accepted and Agreed to:

INTERNATIONAL BUSINESS MACHINES         INTERNATIONAL COMPUTEX, INCORPORATED
CORPORATION

By:  [SIGNATURE ILLEGIBLE]              By: /s/ Emil Dahan
   ----------------------------            ----------------------------

Name: Deborah Smith                     Name: Emil Dahan
     --------------------------              --------------------------

Title: Associate Buyer                  Title: President
      -------------------------               -------------------------

Date: January 23, 1996                  Date:    03/01/96
     --------------------------              --------------------------

                       [LETTERHEAD OF IBM APPEARS HERE]

August 7, 1996

Mr. Emil Dahan
International CompuTex, Inc. (ICI)
2501 Windy Hill road, Suite 220
Marietta, GA 30067

Subject: Amendment [WORD ILLEGIBLE] to the IBM/International CompuTex Agreement ATLBPW171

Dear Mr. Dahan:

The purpose of this letter is to amend the subject Agreement by extending its term.

In order to accomplish this, Section 2, TERM OF SERVICE, shall be amended by deleting December 31, 1996 and and Substituting December 31, 1997.

All other terms and conditions of the Agreement remain in full force and effect.

If you are in agreement with this Amendment, kindly have the enclosed three copies of this amendment signed on behalf of IBM by an authorized person and return within two days, two copies of this Letter to Governors Administration, Department 509/8802, IBM Corporation, Post Office for 12195, Research Triangle Park, North carolina 27769. Please retain one copy for your records.

Very truly yours,                       Accepted and Agreed to:

INTERNATIONAL BUSINESS MACHINES         INTERNATIONAL COMPUTER, INCORPORATED
CORPORATION

By: /s/ Deborah Smith                   By:  /s/ Emil Dahan
   ---------------------------             -------------------------------------

Name:  Deborah Smith                    Name:   Emil H. Dahan
     -------------------------               -----------------------------------

Title: Association Buyer                Title: Director of R & D
      ------------------------                ----------------------------------
Date:  8/22/96                          Date: [ILLEGIBLE]
     -------------------                     -----------------------------------